RIDGEWORTH FUNDS
Supplement dated November 18, 2011 to the
Prospectus dated August 1, 2011 (as revised September 1, 2011)
RidgeWorth Maryland Municipal Bond Fund (A & I Shares)
RidgeWorth Virginia Intermediate Municipal Bond Fund (A & I Shares)
The information in this Supplement updates information in, and should be read in conjunction with the Prospectus.
1. The Prospectus is hereby amended to reflect the following portfolio manager changes:
Mr. George E. Calvert, Jr., no longer serves as the portfolio manager of the Maryland Municipal Bond Fund or the Virginia Intermediate Municipal Bond Fund. References to Mr. Calvert as portfolio manager of the Maryland Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund in the Prospectus are hereby deleted in their entirety.
2. The paragraph under the heading “Portfolio Management” in the “Summary Section” for the Maryland Municipal Bond Fund on p. 53 of the Prospectus is hereby deleted in its entirety and is replaced with the following paragraph:
Mr. Ronald Schwartz, CFA, serves as Managing Director of StableRiver and has managed the Fund since November 2011. Ms. Dusty Self serves as Director of StableRiver and has managed the Fund since November 2011.
3. The paragraph under the heading “Portfolio Management” in the “Summary Section” for the Virginia Intermediate Municipal Bond Fund on p. 59 of the Prospectus is hereby deleted in its entirety and is replaced with the following paragraph:
Mr. Chris Carter, CFA, Director of StableRiver, has managed the Fund since November 2011.
4. In the section entitled “Investment Subadvisers — StableRiver Capital Management” on page 86 of the Prospectus, the fifth, sixth and seventh paragraphs are hereby deleted in their entirety and replaced with the following paragraphs:
Mr. Ronald Schwartz, CFA, currently serves as Managing Director of StableRiver and served as Managing Director of the Adviser since July 2000. He has managed the High Grade Municipal Bond Fund and the Investment Grade Tax-Exempt Bond Fund since each Fund’s inception and the Maryland Municipal Bond Fund since November 2011. He has more than 30 years of investment experience.
Ms. Dusty Self currently serves as Director of StableRiver and served as Vice President of the Adviser since 1992. She has managed the Maryland Municipal Bond Fund since November 2011. She has more than 17 years of investment experience.
Mr. Chris Carter, CFA, currently serves as Director of StableRiver and served as Vice President of the Adviser since July 2003. He has managed the Georgia Tax-Exempt Bond Fund since July 2003, the North Carolina Tax-Exempt Bond Fund since March 2005 and the Virginia Intermediate Municipal Bond Fund since November 2011. He has more than 19 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-144